                                                                 EXECUTION COPY

                      AMENDMENT NO. 2 TO NOTE PURCHASE AGREEMENT

    This Amendment (this "AMENDMENT") is entered into and dated as of August 16, 1996 by and between TRAK International, Inc., a Delaware corporation (the "COMPANY"), and The Minnesota Mutual Life Insurance Company (the "PURCHASER").

                                       RECITALS

    A. The Company and the Purchaser are party to that certain Note Purchase Agreement dated as of August 16, 1995 (as amended, the "NOTE PURCHASE AGREEMENT"). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Note Purchase Agreement.

    B. Contemporaneously herewith, the existing Senior Financing Agreement is being replaced and refinanced (the "REFINANCING") in its entirety by that certain Loan Agreement dated as of the date hereof among the Company and Lull Lift Corporation ("LULL LIFT") as Borrowers and The Boatmen's National Bank of St. Louis, as agent, and the lenders party thereto.

    C. The Company and the Purchaser wish to amend the Note Purchase Agreement on the terms and conditions set forth below, to, among other things, accommodate the Refinancing and certain other transactions.

    Now, therefore, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

    1. AMENDMENT TO NOTE PURCHASE AGREEMENT. Upon the "Effective Time" (as defined below), the Note Purchase Agreement is hereby amended as follows:

         (a) SECTION 4.1 of the Note Purchase Agreement is amended by deleting such Section in its entirety and replacing it with the following:

              "The Company shall pay, and there shall become due and payable, on each of the dates set forth below, the principal amount of the Notes set forth below opposite each such date (each a "REQUIRED PRINCIPAL DATE"), as follows:

Date of Required Principal Payment   Amount of Required Principal Payment

       August 31, 2002                            $1,250,000
      February 28, 2003                           $1,500,000
       August 31, 2003                            $1,250,000


      February 28, 2004              $1,000,000 or such lesser amount as shall
                                     be the outstanding balance of the Notes.

         Each Required Principal Payment shall be made when due, together with interest accrued thereon to the date of payment. The entire principal of the Notes remaining outstanding on February 28, 2004, together with interest accrued thereon, shall become due and payable on such date."

         (b) SECTION 6.10 of the Note Purchase Agreement is amended by deleting the words that appear after "except" through the end of the sentence and inserting in lieu thereof the following: "with respect to (i) dividends or transfers between the Company and Lull Lift, or from either or both of the Company and Lull Lift to Holdings (but not from Holdings to its Shareholders),
(ii) dividends or distributions by any Subsidiary to the Company and (iii) purchases by Holdings of its stock from terminated officers or employees of the Company or Lull Lift."

         (c) SECTION 6.11 of the Note Purchase Agreement is amended by (i) deleting the word "and" appearing at the end of clause (g) thereof, (ii) deleting the period at the end of end of clause (h) thereof and inserting ";" in place thereof and (iii) inserting after clause (h) the following new clauses (i), (j), (k) and (l):

              "(i) the Junior Subordinated Debt evidenced by the Junior Subordinated Note;

              (j)   Indebtedness permitted by Section 6.26(a) hereof;

              (k)   Indebtedness owing to the Company, Lull Lift or Holdings;
              and."

              (l) Indebtedness secured by Liens permitted by Section 15.5.5 of the Senior Financing Agreement as in effect on the Second Amendment Date."

         (d) SECTION 6.13 of the Note Purchase Agreement is amended by deleting the references to "Installment Notes" appearing in clause (ii) of the last sentence of such Section and replacing them with "Term 1 Advances or Term 2 Advances."

         (e) SECTION 6.15 of the Note Purchase Agreement is amended by deleting the word "and" appearing before clause (k) thereof and inserting at the end of clause (k) the following: "and (l) other Contingent Obligations permitted by Section 15.4 of the Senior Financing Agreement."

         (f) SECTION 6.16 of the Note Purchase Agreement is amended by deleting the word "and" appearing at the end of clause (e) thereof, (ii) deleting the period at the end of end of clause (f) thereof and inserting ";" in place thereof and (iii) inserting after clause (f) the following new clauses
(g) and (h):

              "(g) Liens permitted by Sections 15.5.5 and 15.5.7 of the Senior Financing Agreement as in effect on Second Amendment Date; and

              (h)   Liens permitted by Section 6.26(a)."

         (g) SECTION 6.17 of the Note Purchase Agreement is amended by deleting such Section in its entirety and replacing it with the following:

         "SECTION 6.17 CAPITAL EXPENDITURES.

         The Company and its Subsidiaries shall not make Consolidated Capital Expenditures which in the aggregate exceed: (i) $6,050,000 during the period commencing with the Second Amendment Date and ending September 30, 1997; (ii) $6,050,000 during fiscal year 1998; (iii) $9,680,000 during the period commencing on the Second Amendment Date and ending September 30, 1998; or (iv) $4,840,000 for fiscal year 1999 or any fiscal year thereafter, and such amounts may not be carried over from period to period."

         (h) Section 6.18 of the Note Purchase Agreement is amended by deleting such Section in its entirety and replacing it with the following:

         "SECTION 6.18 LEASE RENTALS.

         Expenses incurred by the Company and its Subsidiaries as lessees under leases of property (whether real, personal, tangible, intangible, or mixed property), other than Capital Leases, shall not exceed $82,500 in the aggregate during any fiscal year and the aggregate amount of all such expenses incurred on a cumulative basis after the Second Amendment Date shall not exceed $550,000."

         (i) SECTION 6.19 of the Note Purchase Agreement is amended by (i) adding the words "(b) payments of dividends and on Indebtedness permitted by
Section 6.10 and Section 6.11(k), respectively" after the second comma in line 7 of such Section and (ii) deleting "(b)" in line 7 of such Section and replacing it with "(c)".

         (j) SECTION 6.26 of the Note Purchase Agreement is amended by deleting such Section in its entirety and replacing it with the following:

         "SECTION 6.26 FINANCIAL COVENANTS. Subject to normal year-end and closing audit adjustments for calculation or determination made in accordance with Agreement Accounting Principles prior to the end of their fiscal year, the Company and its Subsidiaries shall maintain, in the aggregate for all Covered Persons on a consolidated basis, the following:

    (A) CAPITAL LEASES - The Company and its Subsidiaries shall not become obligated as lessee(s) under any Capital Leases except Capital Leases existing on the Second Amendment Date and disclosed in the Disclosure Schedule to the

Senior Financing Agreement as in effect on the date hereof and Capital Leases entered into by the Company and its Subsidiaries after the Second Amendment Date for capital assets whose aggregate cost if purchased would not exceed $27,500 in any fiscal year and $55,000 in the aggregate.

    (B) MINIMUM CONSOLIDATED OPERATING CASH FLOW - Consolidated Operating Cash Flow of the Company and its Subsidiaries as of each calculation date set forth below, shall not be less than the amount set forth opposite such calculation date:

         Calculation Dates                      Minimum Operating Cash Flow

October 31, 1996 and the last day                        $2,610,000
of each month thereafter ending with
December 31, 1996.

January 31, 1997 and the last day of                     $7,020,000
each month thereafter ending with
March 31, 1997.

April 30, 1997 and the last day of each                  $13,410,000
month thereafter ending with June 30,
1997.

July 31, 1997 and the last day of each                   $17,820,000
month thereafter ending with September
30, 1997.

October 31, 1997 and the last day of each                $19,260,000
month thereafter ending with September
30, 1998.

October 31, 1998 and the last day of each                $19,800,000
month thereafter ending with September
30, 1999.

October 31, 1999 and the last day of each                $20,700,000
month thereafter.

    (C) FIXED CHARGE COVERAGE - The ratio of (a) Consolidated Operating Cash Flow as of each calculation date set forth below to (b) Consolidated Fixed Charges as of such calculation date, shall not be less than the ratio set forth opposite such calculation date:

         Calculation Dates                             Minimum Ratio

October 31, 1996 and the last day of each                .99 to 1.00
month thereafter

    (D) MINIMUM NET WORTH - Consolidated Net Worth shall at no time during any fiscal period specified in the table below be less than the amount specified for such period:


             Period                                   Minimum Net Worth


Second Amendment Date through April 29, 1997             $9,900,000
April 30, 1997 through October 30, 1997                 $11,790,000
October 31, 1997 through October 30, 1998               $14,400,000
October 31, 1998 and at any time thereafter             $17,100,000

    (E) CONSOLIDATED TOTAL FUNDED DEBT TO CONSOLIDATED OPERATING CASH FLOW - The ratio of (a) Consolidated Total Funded Debt outstanding on each calculation date set forth below on such calculation date, to (b) Consolidated Operating Cash Flow (for periods less than twelve months from the Second Amendment Date, annualized) as of such calculation date, shall not exceed the ratio set forth opposite such calculation date:

        Calculation Dates                               Maximum Ratio


April 30, 1997 and the last day of each                 3.56 to 1.00
month thereafter ending with March 31, 1998

April 30, 1998 and the last day of each                 3.11 to 1.00
month thereafter ending with September 30, 1998

October 31, 1998 and the last day of each               2.78 to 1.00
month thereafter ending with March 31, 1999

April 30, 1999 and the last day of each                 2.23 to 1.00
month thereafter

    (F) MINIMUM INTEREST COVERAGE - The ratio of (a) Consolidated Operating Cash Flow as of each calculation date set forth below to (b) Consolidated Interest Expense as of such calculation date, shall not be less than the ratio set forth opposite such calculation date:


        Calculation Dates                               Minimum Ratio


October 3, 1996 and the last day of each                2.07 to 1.00
month thereafter ending with March 31, 1997

April 30, 1997 and the last day of each                 2.70 to 1.00
month thereafter ending with March 31, 1998

April 30, 1998 and the last day of each                 2.97 to 1.00
month thereafter ending with September 30, 1999

October 31, 1999 and the last day of each               3.33 to 1.00
month thereafter

                                         -5-

              (k) SECTION 7.1 of the Note Purchase Agreement is amended by (i) deleting the words "or" at the end of clauses (i) and (j) thereof, (ii) deleting the period at the end of clause (k) thereof and inserting "; " in place thereof and (iii) adding new clauses (l) and (m) at the end of such Section as follows:

              "(l) HOLDINGS/LULL LIFT GUARANTEE -- the Holdings/Lull Lift Guarantee shall fail to remain in full force or effect or any action shall be taken to discontinue or to assert the invalidity or unenforceability of the Holdings/Lull Lift Guarantee, or Holdings or Lull Lift shall fail to comply with any of the terms or provisions of the Holdings/Lull Lift Guarantee, or Holdings or Lull Lift denies that it has any further liability under the Holdings/Lull Lift Guarantee or gives notice to such effect; or

              (m) SUBORDINATION AGREEMENT -- the Subordination Agreement shall fail to remain in full force and effect or any action shall be taken to discontinue or to assert the invalidity or unenforceability of the Subordination Agreement, or the Junior Creditor shall fail to comply with any term or provisions of the Subordination Agreement, or the Junior Creditor denies that it has any further obligation under the Subordination Agreement or gives notice to such effect."

              (l) SECTION 8.11 of the Note Purchase Agreement is amended by deleting such Section in its entirety and replacing it with the following:

         "Section 8.11 Amendment of Subordination Provisions.

         Notwithstanding anything contained in this Agreement or any other Financing Document to the contrary, no provision of this Section 8 or the Holdings/Lull Lift Guarantee may be amended without the prior written consent of the Agent (or, if there shall be no agent for the holders of the Senior Debt at such time, each holder of Senior Debt)."

              (m) New definitions are added to SECTION 9.1 of the Note Purchase Agreement in the appropriate alphabetical order as follows:

             "'CONSOLIDATED' or 'CONSOLIDATED' when used in connection with any calculation, means a calculation to be determined on a consolidated basis for Holdings and all of its Subsidiaries (including the Company and Lull Lift) in accordance with Agreement Accounting Principles."

              "COVERED PERSONS -- means the Company, Lull Lift, Holdings and each of their Subsidiaries."

              "CURRENT ASSETS -- means current assets as determined in accordance with Agreement Accounting Principles."

              "CURRENT LIABILITIES -- means current liabilities as determined in accordance with Agreement Accounting Principles, excluding amounts outstanding under the Aggregate Revolving Loan."

              "FIXED CHARGES -- means, as of any date of calculation, the sum of (i) Interest Expense (excluding for this purpose all interest accrued as an expense with respect to the Junior Subordinated Debt to the extent it is on the consolidated books of the Company and the other Covered Persons), (ii) the sum of all payments on Total Funded Debt to be made during the calculation period ending on such date,
         (iii) federal, state and local income taxes accrued during the calculation period ending on such date, and (iv) all Capital Expenditures incurred during the calculation period ending on such date (provided, however, that the parenthetical at the end of the first sentence in the definition of "Capital Expenditures" shall not apply when calculating Capital Expenditures for purposes of calculating Fixed Charges, i.e, only the amount of all payments actually made in connection with all such Capital Leases during the applicable calculation period need to be accounted for in calculating Capital Expenditures for the purposes of calculating Fixed Charges). For the purposes of calculating Fixed Charges under this Agreement, the calculation period for Fixed Charges shall be deemed to be the period from the Second Amendment Date through any date of calculation on or prior to July 31, 1997, and thereafter the calculation period shall be the twelve month period immediately prior to the date of calculation and Fixed Charges shall be calculated on a trailing twelve month basis; PROVIDED, HOWEVER, that each scheduled payment on the first of the month of interest and principal on any of the Senior Notes shall be deemed to have been made on the immediately preceding day."

              "HOLDINGS/LULL LIFT GUARANTEE -- means that certain Guarantee dated as of the Second Amendment Date made by Holdings and Lull Lift in favor of the Purchaser as it may be amended, supplemented, modified or restated from time to time pursuant to the terms hereof and thereof."

              "INTEREST EXPENSE -- means, for any period of calculation, all interest accrued as an expense in accordance with Agreement Accounting Principles on Total Funded Debt during such period."

              "JUNIOR CREDITOR -- means collectively Harbour Group Investments III, L.P., a Delaware limited partnership, and The Boatmen's National Bank of St. Louis, a national banking association, together with any of their respective successors and assigns."

              "LULL LIFT -- means Lull Lift Corporation, a Delaware corporation, together with any successors and assigns."

              "NET INCOME -- means, for any period of calculation, "net income" as determined in accordance with Agreement Accounting Principles."

               "OPERATING CASH FLOW -- means, as of any date of calculation, an amount equal to the sum of (i) Net Income, (ii) federal, state and local income tax expense, (iii) Interest Expense (including for this purpose interest accrued with respect to the Junior Subordinated Debt to the extent it is on the consolidated books of the Company and the other Covered Persons), (iv) depreciation and amortization expense,
         (v) losses on the sale or other disposition of assets, and (vi) extraordinary losses, minus (a) gains on the sale or other disposition of assets, and (b) extraordinary gains, all calculated for the calculation period ending on such calculation date. For the purposes of calculating Operating Cash Flow, the calculation period for Operating Cash Flow shall be deemed to be the period from the Second Amendment Date through any date of calculation on or prior to July 31, 1997 and thereafter the calculation period shall be the twelve month period immediately prior to the date of calculation and Operating Cash Flow shall be calculated on a trailing twelve month basis."

              "SECOND AMENDMENT DATE -- means August 16, 1996."

              "SUBORDINATION AGREEMENT -- means collectively that certain Subordination Agreement dated as of the Second Amendment Date, by and between the Purchaser and Harbour Group Investments III, L.P. and that certain Subordination Agreement dated as of the Second Amendment Date, by and between the Purchaser and The Boatmen's National Bank of St. Louis."

              "TERM 1 ADVANCES -- shall have the meaning ascribed thereto in the Senior Financing Agreement."

              "TERM 2 ADVANCES -- shall have the meaning ascribed thereto in the Senior Financing Agreement."

              "TOTAL ASSETS -- means the sum of all assets as presented in the balance sheet in the Company's and Lull Lift's most recent consolidated financial statements."

              "TOTAL FUNDED DEBT -- means, as of any time, the sum of the aggregate outstanding principal balance of the Company's Indebtedness and its respective Subsidiaries' Indebtedness (including, without limitation, the outstanding principal balance of the Senior Notes and the Subordinated Debt) at such time, but excluding the outstanding principal balance of the Junior Subordinated Note. For the purposes of calculating Total Funded Debt under this Agreement, each scheduled payment on the first of the month of interest and principal on the Senior Indebtedness shall be deemed to have been made on the immediately preceding day."

              "TOTAL LIABILITIES -- means the sum of all liabilities as presented in the balance sheet in the Company's and Lull Lift's most recent consolidated financial statements."

              (n) The definition of "AGENT" in SECTION 9.1 of the Note Purchase Agreement is amended by deleting "Firstar Financial Services, a division of Firstar Bank Milwaukee, N.A." appearing in such Section and replacing it with "The Boatmen's National Bank of St. Louis."

              (o)  The definition of "AGGREGATE REVOLVING CREDIT COMMITMENT" in
    SECTION 9.1 of the Note Purchase Agreement is amended by deleting such definition in its entirety and replacing it with the following:

              "AGGREGATE REVOLVING CREDIT COMMITMENT -- shall have the meaning ascribed to the term 'Aggregate Revolving Commitment' in the Senior Financing Agreement."

              (p)  The definition of "AGREEMENT ACCOUNTING PRINCIPLES" in
    SECTION 9.1 of the Note Purchase Agreement is amended by deleting such definition in its entirety and replacing it with the following:

              "AGREEMENT ACCOUNTING PRINCIPLES -- means generally accepted accounting principles as in effect from time to time, applied in a manner consistent with those in preparing the financial statements referred to in Section 2.2(a)."

              (q) The definition of "CAPITAL EXPENDITURE" in SECTION 9.1 of the Note Purchase Agreement is amended by deleting such definition in its entirety and replacing it with the following:

              "CAPITAL EXPENDITURE -- means an expenditure for an asset that must be depreciated or amortized under Agreement Accounting Principles, for goodwill, or for any asset that under Agreement Accounting Principles must be treated as a capital asset, including, without limitation, payments under Capital Leases, the amount of which must be recorded as an amortizable asset, but not including any such expenditures to the extent made from insurance or condemnation proceeds in the manner described in Section 6.3.4.3 of the Senior Financing Agreement (the full amount of the payments so capitalized under Agreement Accounting Principles to be made thereunder by the Company and Lull Lift shall be taken into account in the calculation period such Capital Lease is entered into)."

              (r) The definition of "CHANGE IN CONTROL" in SECTION 9.1 of the Note Purchase Agreement is amended (i) by substituting the words "Company and Lull Lift" for the word "Company" in lines 5, 9 and 11 of such definition and (ii) inserting the phase "other than pursuant to the Senior Financing Documents" after the word "Liens" each time such word appears in such definition.

              (s) The definition of "FINANCING DOCUMENTS" in SECTION 9.1 of the Note Purchase Agreement is amended by adding the words "Holdings/Lull Lift Guarantee" after the word "Notes" appearing in such definition.

              (t) The definitions of "INSTALLMENT NOTES" and "LINE OF CREDIT" in SECTION 9.1 of the Note Purchase Agreement are hereby deleted in its entirety.

              (u) The definition of "JUNIOR SUBORDINATED NOTE" in SECTION 9.1 of the Note Purchase Agreement is amended by deleting such definition in its entirety and replacing it with the following:

              "JUNIOR SUBORDINATED NOTE -- means collectively that certain promissory note of the Company dated as of the Second Amendment Date in the principal amount of $2,000,000 in favor of Harbour Group Investments III, L.P. and that certain promissory note of Holdings dated as of the Second Amendment Date in the principal amount of $14,000,000 in favor of The Boatman's National Bank of St. Louis."

              (v)  The definition of "MAXIMUM SENIOR DEBT AMOUNT" in SECTION
    9.1 of the Note Purchase Agreement is amended by deleting such definition in its entirety and replacing it with the following:

              "MAXIMUM SENIOR DEBT AMOUNT -- means the sum of (a) the difference of (i) Eighty-Five Million Dollars ($85,000,000) principal amount of Senior Debt MINUS (ii) on a dollar-for dollar basis, any and all amounts of principal repaid by the Company or any other Person on the Term 1 Advances or Term 2 Advances PLUS (b) up to Eight Million Five Hundred Thousand Dollars ($8,500,000) in interest, fees, rate hedging obligations, expenses and other obligations owing to the Agent or the Senior Lenders in connection with the Senior Financing Documents."

              (w) The definition of "NET WORTH" -- in SECTION 9.1 of the Note Purchase Agreement is amended by deleting such definition in its entirety and replacing it with the following:

              "NET WORTH means, as of any date, Total Assets MINUS Total Liabilities."

              (x)  The definition of "SENIOR FINANCING AGREEMENT" in SECTION
    9.1 of the Note Purchase Agreement is amended by deleting such definition in its entirety and replacing it with the following:

              "SENIOR FINANCING AGREEMENT -- means (i) that certain Loan Agreement dated as of the Second Amendment Date among the Company, Lull Lift, the Agent and the Senior Lenders, as such agreement is amended, supplemented, modified or restated from time to time and (ii) each agreement pursuant to which any Refunding Debt shall be issued and any amendment, supplement, modification or restatement thereof."

              (y)  The definition of "SENIOR FINANCING DOCUMENTS" in SECTION
    9.1 of the Note Purchase Agreement is amended by deleting the phrase "the Installment Notes," appearing in such Section.

              (z) The definition of "SENIOR LENDERS" in SECTION 9.1 of the Note Purchase Agreement is amended by deleting "Firstar Financial Services, a division of Firstar Bank Milwaukee, N.A.", appearing in such Section and replacing it with "The Boatmen's National Bank of St. Louis."

              (aa) The definition of "SUBSIDIARY" in SECTION 9.1 of the Note Purchase Agreement is amended by adding the following sentence at the end thereof; "Notwithstanding the foregoing, (i) Lull Lift and its Subsidiaries shall be deemed to be Subsidiaries of the Company for purposes of this Agreement and (ii) the distributors of the Company listed on Section 12.18 to Schedule 12 to the Senior Financing Agreement shall not be deemed to be Subsidiaries of the Company."

         2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants that:

              (a) The execution, delivery and performance by the Company of this Amendment have been duly authorized by all necessary corporate action. This Amendment is a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and
         (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law);

              (b) The execution, delivery and performance by Holdings and Lull Lift of the Holdings/Lull Lift Guarantee has been duly authorized by all necessary corporate action and that the Holdings/Lull Lift Guarantee is a legal, valid and binding obligation of Holdings and Lull Lift, and is enforceable against Holdings and Lull Lift in accordance with its terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law);

              (c) The execution, delivery and performance by Harbour Group Investments III, L.P. of the Subordination Agreement to which it is a party has been duly authorized by all necessary partnership action and that such Subordination Agreement is the legal, valid and binding obligation of, and is enforceable against Harbour Group Investments

         III, L.P. in accordance with its terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law);

              (d) The execution, delivery and performance of this Amendment, the Holdings/Lull Lift Guarantee and the Subordination Agreement to which Harbour Group Investments III, L.P. is a party, and the consummation of the transactions contemplated thereby, do not conflict with or breach any term of any material contract, loan agreement, indenture or other agreement or instrument to which the Company, Holdings, Lull Lift, or Harbour Group Investments III, L.P. is a party or is subject;

              (e) As of the Effective Time (as defined below), after giving effect to the consummation of the Transaction Documents and the Senior Financing Documents, each of the Company, Holdings and Lull Lift is Solvent;

              (f) After giving effect to this Amendment, no Default or Unmatured Default has occurred and is continuing; and

              (g) Each of the representations and warranties of the Company and Lull Lift contained in the Senior Financing Agreement (as defined above) is true and correct in all material respects on and as of the date hereof as if made on the date hereof.

         3. EFFECTIVE TIME. Section 1 of this Amendment shall become effective (the "EFFECTIVE TIME") upon the receipt by the Purchaser of the following documents in form and substance satisfactory to the Purchaser and its counsel:

              (a)  this Amendment duly executed by the Company;
              (b) the Holdings/Lull Lift Guarantee duly executed by Holdings and Lull Lift;
              (c) the Subordination Agreement duly executed by the Junior Creditor;
              (d) an opinion of counsel in form and substance satisfactory to the Purchaser;
              (e) a certificate of the Secretary or Assistant Secretary from each of Holdings and Lull Lift in substantially the form of Exhibit D2 to the Note Purchase Agreement;
              (f) a solvency certificate from each of the Company, Holdings and Lull Lift;
              (g) a copy of the executed Senior Financing Documents, the terms of which shall be reasonably satisfactory to the Purchaser;
              (h) a copy of the executed Junior Subordinated Note, satisfactory to the Purchaser;

              (i) the Initial Financial Statements (as defined in the Senior Financing Agreement);
              (j) the Historical Financial Statements (as defined in the Senior Financing Agreement);
              (k) a copy of the executed Acquisition Documents (as defined in the Senior Financing Agreement);
              (l) the Acquisition (as defined in the Senior Financing Agreement) shall have been consummated and the initial funding under the Senior Financing Agreement shall have occurred; and
              (m) such other documents as the Purchaser or its counsel may reasonably request.

         4.   REFERENCE TO AND EFFECT UPON THE NOTE PURCHASE AGREEMENT.

              (a) Except as specifically amended above, the Note Purchase Agreement and the Notes shall remain in full force and effect and are hereby ratified and confirmed.

              (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Purchaser under the Note Purchase Agreement or the Notes, nor constitute a waiver of any provision of the Note Purchase Agreement or the Notes, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Note Purchase Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Note Purchase Agreement as amended hereby.

         5. COSTS AND EXPENSES. The Company hereby affirms its obligation under SECTION 10.6 of the Note Purchase Agreement to reimburse the Purchaser for all reasonable costs, internal counsel charges and out-of-pocket expenses paid or incurred by the Purchaser in connection with the preparation, negotiation, execution and delivery of this Amendment, including but not limited to the reasonable attorneys' fees and time charges of attorneys for the Purchaser with respect thereto.

         6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF WISCONSIN.

         7. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

         8. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

                               [signature page follows]

         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.


                                  TRAK INTERNATIONAL, INC.


                                  By:/s/ James H. Hook
                                  ----------------------------------------------
                                  Its:/s/ Vice President and Assistant Secretary
                                  ----------------------------------------------

                                  THE MINNESOTA MUTUAL LIFE INSURANCE COMPANY



                                  By:/s/ Frederick Feuerherm
                                  --------------------------------------------
                                  Its:Second Vice President
                                  --------------------------------------------